UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 256 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ADTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

ADTRAN Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 10, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected nine directors to serve until the 2024 Annual Meeting of Stockholders (Proposal 1); (ii) did not approve, on an advisory basis, the compensation of the Company’s named executive officers (Proposal 2); (iii) voted, on an advisory basis, as to whether future advisory votes on the compensation of the Company’s named executive officers should be held every one, two or three years (Proposal 3); and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 (Proposal 4). The voting results for these proposals are presented in the tables below:

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Thomas R. Stanton	53,240,968	1,919,051	6,190,033	3,349,888
Johanna Hey	60,426,321	869,728	54,003	3,349,888
H. Fenwick Huss	56,627,525	4,689,774	32,753	3,349,888
Gregory J McCray	58,950,950	2,348,205	50,897	3,349,888
Balan Nair	39,339,289	21,957,994	52,769	3,349,888
Brian Protiva	60,717,566	577,529	54,957	3,349,888
Jacqueline H. Rice	60,387,036	930,609	32,407	3,349,888
Nikos Theodosopoulos	59,191,317	2,104,446	54,289	3,349,888
Kathryn A. Walker	60,859,764	437,446	52,842	3,349,888

Proposal 2 - Advisory Vote Regarding Compensation of the Company's Named Executive Officers

For	Against	Abstain	Broker Non-Votes
28,166,038	32,283,336	900,678	3,349,888

Proposal 3 – Advisory Vote Regarding Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
59,484,478	54,605	1,780,813	30,156	3,349,888

A majority of the votes cast on Proposal 3 were cast in favor of holding an advisory vote regarding the compensation of the Company’s named executive officers every year, which was also the frequency recommended to the stockholders by the Company’s Board of Directors. In light of the voting results with respect to Proposal 3, the Company’s Board of Directors decided that the Company will maintain its current policy of holding an advisory “say-on-pay” vote each year in connection with its annual meeting of stockholders until the next vote on the frequency of advisory “say-on-pay” votes or until the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders.

Proposal 4 – Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

For	Against	Abstain
60,884,689	3,789,100	26,151

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN Holdings, Inc.

Date:	May 12, 2023	By:	/s/ Ulrich Dopfer
Ulrich Dopfer Chief Financial Officer